                                                                   EXHIBIT 10.21

THIS WARRANT AND THE SHARES OF STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.


          Number of Shares of Class B Non-voting Common Stock:_______

                             Warrant No. B-_______

                                    WARRANT

                 To Purchase Class B Non-voting Common Stock of

                        FIREARMS TRAINING SYSTEMS, INC.


         THIS IS TO CERTIFY THAT __________ or its registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation (the "Company"), _________ shares of Class B Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price of $1.03125 per share, all on the terms and conditions hereinafter set forth.

1.  DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by Company after the Closing Date, other than Warrant Stock.

         "Business Day" means each day on which banking institutions in New York are not required or authorized by law or executive order to close.

         "Class B Common Stock" shall mean the Class B Non-voting Common Stock, $0.000006 par value, of the Company as constituted on the Closing Date.

         "Closing Date" shall have the meaning set forth in the Purchase Agreement.

         "Commission" shall mean the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company as constituted on the Closing Date, including without limitation, the Company's Class A Common Stock, Class B Common Stock, and any capital stock into which such Common Stock may thereafter be changed, and shall also include

(i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.7) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.7.

         "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities or rights which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

         "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, if there shall then be a public market for the Common Stock, the average of the daily market prices for five (5) consecutive Business Days commencing seven (7) Business Days before such date or, if there is no such public market, the fair market value thereof as mutually determined by the Board of Directors of the Company and the Majority Holders. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ National Market System ("NASDAQ/NMS") on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or NASDAQ/NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ/NMS, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or NASDAQ/NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, the average of the prices as furnished by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

         "Current Warrant Price" shall mean, in respect of a share of Class B Common Stock at any date herein specified, the price at which a share of Class B Common Stock may be purchased pursuant to this Warrant on such date.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

         "Expiration Date" shall mean November 13, 2003; provided, that if the Company defaults in the payment in full of the redemption price in respect of Preferred Shares required to be redeemed pursuant to the terms set forth in the Certificate of Designations for the Preferred Shares filed with the Secretary of State of the State of Delaware, such date shall be extended until such date as such default is cured or is waived by the Majority Holders.

         "Fair Market Value" of any consideration other than cash or of any securities shall mean the amount that a willing buyer would pay to a willing seller in an arms-length transaction as determined in good faith by the Board of Directors of the Company and, if required by the Majority Holders, supported by an opinion from an investment banking firm of recognized national standing acceptable to the Majority Holders.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

         "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

         "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Class B Common Stock then purchasable upon exercise of all outstanding Warrants.

         "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor thereto.

         "Other Property" shall have the meaning set forth in Section 4.7.

         "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

         "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, association, corporation, limited liability company, institution, entity or government

(whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Preferred Shares" means shares of Series A Redeemable Preferred Stock of the Company.

         "Purchase Agreement" shall mean the Securities Purchase Agreement dated as of November 13, 1998 among the Company and the purchasers identified therein, as amended, supplemented or otherwise modified and in effect from time to time.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Transfer" shall mean any disposition of any Warrant or of any interest therein that would constitute a sale thereof within the meaning of the Securities Act.

         "Warrant Price" shall mean an amount equal to (i) the number of shares of Class B Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

         "Warrants" shall mean, collectively, this Warrant and all of the other Warrants issued pursuant to the Purchase Agreement, all Warrants issued in respect of dividends on the Preferred Shares, and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

         "Warrant Stock" shall mean the shares of Class B Common Stock purchased by the holders of Warrants upon the exercise thereof.

2.  EXERCISE OF WARRANT

         2.1 Manner of Exercise. From and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Class B Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office at 7340 McGinnis Ferry Road, Suwanee, Georgia 30024 or at the office or agency designated by the Company pursuant to Section 11, (i) a written notice in substantially the form of the Subscription Notice attached hereto of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Class B Common Stock to be purchased, and the denominations of the share certificate or certificates desired, (ii) payment of the Warrant Price as hereinafter provided and (iii) this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Class B Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of the Holder or such other names as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the tender of the exercise price and this Warrant, is received by the Company as described herein and all taxes required to be paid by the Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Class B Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

                  Payment of the Warrant Price shall be made by the surrender of Preferred Shares, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by the holder thereof or by such holder's attorney duly authorized in writing. For the purposes of making payment of the Warrant Price, each Preferred Share shall have a value equal to 100% of the liquidation preference thereof plus all accrued and unpaid dividends thereon to the date of surrender in respect of payment of the Warrant Price.

                  If the Holder surrenders Preferred Shares having an aggregate value that exceeds the aggregate Warrant Price, such surrendered value equal to such aggregate Warrant Price shall be applied to the payment of the Warrant Price and a new certificate for Preferred Shares shall be issued by the Company, at the Company's cost, for such number of Preferred Shares equal to that portion of such surrendered value not applied to the Warrant Price. If the Holder surrenders Preferred Shares or any combination thereof, the Holder shall specify the portion of the value of the Preferred Shares surrendered to be applied toward the Warrant Price.

         2.2 Payment of Taxes. All shares of Class B Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Class B Common Stock issuable upon exercise of this Warrant in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of Company that no such tax or other charge is due.

         2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Class B Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company may pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Class B Common Stock on the date of exercise.

         2.4 Share Legend. Each certificate for shares of Class B Common Stock issued upon exercise of this Warrant shall bear the legends required pursuant to the Purchase Agreement.

         2.5 Registration Rights. Pursuant to the Purchase Agreement, the Warrants and the shares of Warrant Stock issuable upon exercise thereof are entitled to the benefits of the Registration Rights Agreement, dated as July 31, 1996, as amended.

3.       TRANSFER, DIVISION AND COMBINATION, AND REPLACEMENT OF WARRANTS

         3.1 Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 3.

         3.2 Division and Combination. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. As to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

         3.3 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants, and, subject to the terms and conditions of transfer set forth herein, transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 11, together with a written assignment of this Warrant substantially in the form of Annex B hereto, duly executed by the Holder or his duly authorized agent or attorney, with (unless the Holder is the original Warrantholder or another institutional investor) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and compliance with the terms and conditions of transfer set forth herein, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder that receives this Warrant in compliance with the terms and conditions of transfer set forth herein without having a new Warrant issued.

4.       ADJUSTMENTS

         The number of shares of Class B Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

         4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

         4.2 Certain Other Distributions. If at any time the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a)      cash,

                  (b) any evidences of its indebtedness, any shares of its stock (other than Additional Shares of Common Stock) or any other securities or property of any nature whatsoever, or

                  (c) any Convertible Securities or any warrants or other rights to subscribe for or purchase any evidences of its indebtedness or other property,

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the Fair Market Value of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of Common Stock of such shares of such other class of stock within the meaning of this
Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 4.1. Notwithstanding the foregoing, in the event of any payment of dividends on the Common Stock in the form of cash from current or retained earnings of the Company, the Company may, in lieu of any adjustment pursuant to this Section 4.2, pay to the Holder cash in an amount equal to the amount of dividends that would have been payable to such Holder in the event this Warrant had been exercised immediately prior to the record date for such dividend.

         4.3 Issuance of Additional Shares of Common Stock. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock (other than issuances to existing stockholders as a dividend or other distribution described in Section 4.2, pursuant to the conversion or exercise of any Convertible Security or pursuant to any employee or director incentive or benefit plan approved by the Board of Directors of the Company) for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issuance or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares for which this Warrant is exercisable immediately after such issue or sale.

         4.4 Issuance of Convertible Securities. If at any time the Company shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable (other than issuances to existing stockholders as a dividend or other distribution described in Section 4.2 or pursuant to any employee or director incentive or benefit plan approved by the Board of Directors of the Company), for a consideration having a Fair Market Value on the date of such issuance or sale less than the Fair

Market Value of such Convertible Securities on the date of such issuance or sale, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of such issuance and (B) the denominator of which shall be such Current Market Price per share of Common Stock so distributable minus the Per Share Deficiency (as defined below) and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by
(B) the number of shares for which this Warrant is exercisable immediately after such adjustment. The "Per Share Deficiency" shall mean (x) the Fair Market Value of such Convertible Securities on the date of such issuance or sale minus the Fair Market Value of the consideration received by the Company in respect of such issue or sale divided by (y) the number of shares of Common Stock Outstanding on the date of such issuance or sale.

         4.5 Pro Rata Repurchases. In case the Company or any subsidiary thereof shall make a pro rata repurchase of shares of Common Stock, the Current Warrant Price in effect immediately prior to such action shall be adjusted (but shall not be increased) by multiplying such price by a fraction, the numerator of which shall be (i) the product of (x) the number of shares of Common Stock Outstanding immediately before such Pro Rata Repurchase and (y) the Current Market Price of the Common Stock as of the close of business on the Business Day immediately preceding the first public announcement by the Company of the intent to effect such Pro Rata Repurchase minus (ii) the aggregate purchase price of the Pro Rata Repurchase and the denominator of which shall be the product of (i) the number of shares of Common Stock Outstanding immediately before such Pro Rata Repurchase minus the number of shares of Common Stock repurchased by the Company or any subsidiary thereof in such Pro Rata Repurchase and (ii) the Current Market Price of the Common Stock as of the close of business on the Business Day immediately preceding the first public announcement by the Company of the intent to effect such Pro Rata Repurchase. Such adjustment shall become effective immediately after the effective date of such Pro Rata Repurchase.

         4.6 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the Fair Market Value of such consideration. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as the Board of Directors of the Company in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
         Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         4.7 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.7, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.7 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.8 Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

5.       NOTICES TO WARRANT HOLDERS

         5.1 Notice of Adjustments. Whenever the number of shares of Class B Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Class B Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.7) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The

Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2. The Company shall keep at its office or agency designated pursuant to Section 11 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

         5.2      Notice of Corporate Action.  If at any time

                  (a) The Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least thirty (30) days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least thirty (30) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(B) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 13.2.

6.       NO IMPAIRMENT

         The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Class B Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body, stock exchange or the NASD as have jurisdiction therefor as may be necessary to enable the Company to perform its obligations under this Warrant.

7. RESERVATION AND AUTHORIZATION OF CLASS B COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         From and after the Closing Date, and subject to Section 6.4 of the Purchase Agreement, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Class B Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. In addition, the Company shall also reserve one share of Class A Common Stock for each share of Class B Common Stock either reserved for issuance pursuant to the preceding sentence or issued upon the exercise of this Warrant. All shares of Class B Common Stock which shall be so issuable, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of the Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Class B Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Class B Common Stock at such adjusted Current Warrant Price.

                  Before taking any action which would result in an adjustment in the number of shares of Class B Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any shares of Class B Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

         In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       SUPPLYING INFORMATION

         The Company shall cooperate with each Holder of a Warrant in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant.

10.      LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided that no indemnity, other than pursuant to the writing agreement of the Holder, shall be required if such Holder is an institutional investor, nor shall any indemnity be required in the case of mutilation if this Warrant in identifiable form is surrendered to the Company for cancellation.

11.      OFFICE OF THE COMPANY

         As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

12.      LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Class B Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Class B Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.      MISCELLANEOUS

         13.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         13.2 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by telecopier or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage prepaid, addressed as follows, or to such other address as such party may notify to the other party in writing:

                  if to the Company, to:

                  Firearms Training Systems, Inc.
                  7340 McGinnis Ferry Road
                  Suwanee, Georgia 30024
                  Attn: Chief Financial Officer
                  Facsimile No.: (770) 622-3515

                                    - and -
                  if to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three business days after dispatch.

         13.3 Remedies. Each holder of Warrants, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         13.4 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all the Holders from time to time of this Warrant and shall be enforceable by any such Holder.

         13.5 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Class B Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

         13.6 Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Warrant.

         13.7 Headings. The headings used in this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         13.8 CHOICE OF LAW. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated:  November ___, 1998

                                              FIREARMS TRAINING SYSTEMS, INC.


                                             By:    /s/ Robert F. Mecredy
                                                --------------------------------
                                                Name:  Robert F. Mecredy
                                                Title:  Executive Vice President

Attest:


By: /s/ Emory O. Berry
   -----------------------------------
   Name:   Emory O. Berry
   Title: CFO, Treasurer and Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _________ shares of Class B Common Stock of Firearms Training Systems, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Class B Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ____________________________________________ whose address is ____________________________________________ and, if such shares of
Class B Common Stock shall not include all of the shares of Class B Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Class B Common Stock issuable hereunder be delivered to the undersigned.



                                    --------------------------------------------
                                    (Name of Registered Owner)


                                    --------------------------------------------
                                    (Signature of Registered Owner)


                                    --------------------------------------------
                                    (Street Address)


                                    --------------------------------------------
                                    (City)     (State)         (Zip Code)

         NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Class B Common Stock set forth below:

Name and Address of Assignee           No. of Shares of
                                                     Class B Common Stock





and does hereby irrevocably constitute and appoint ________________________ attorney-in-fact to register such transfer on the books of Firearms Training Systems, Inc. maintained for the purpose, with full power of substitution in the premises.


Dated:                              Print Name:
       ------------------                      ---------------------------------

                                    Signature:
                                              ----------------------------------

                                    Witness:
                                            ------------------------------------


         NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.